EXHIBIT 10.1

THIRD AMENDMENT OF TERM B CREDIT AGREEMENT

THIS THIRD AMENDMENT OF TERM B CREDIT AGREEMENT (this “Amendment”) is dated as of September 3, 2009, and entered into by and among STANDARD PACIFIC CORP., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as Administrative Agent for the Lenders defined below (in such capacity, together with its successors and assigns, “Administrative Agent”), and each Lender that is a signatory to this Amendment.

R E C I T A L S

A.           Reference is hereby made to that certain Term Loan B Credit Agreement dated as of May 5, 2006, by and among Borrower, Bank of America, as Administrative Agent (in such capacity, “Administrative Agent”), and each of the Lenders defined therein (such Lenders are collectively, the “Lenders” and individually a “Lender”) (as amended, modified, renewed, restated, or replaced, the “Term B Credit Agreement”).

B.           Reference is hereby made to that certain (a) Revolving Credit Agreement dated as of August 31, 2005, executed by Borrower, Bank of America, as Administrative Agent and L/C Issuer, and the Lenders defined therein (such Lenders are collectively, the “Revolver Lenders” and individually a “Revolver Lender”) (as amended, the “Revolving Credit Agreement”) and (b) Term Loan A Credit Agreement dated as of May 5, 2006, by and among Borrower, Bank of America, as Administrative Agent, and each of the Lenders defined therein (such Lenders are collectively, the “Term A Lenders” and individually a “Term A Lender”) (as amended, the “Term A Credit Agreement”).

C.           Capitalized terms used herein shall, unless otherwise indicated, have the meanings set forth in the Term B Credit Agreement.

D.           By written notice dated August 12, 2009, Administrative Agent and Borrower notified Lenders that certain provisions of the Term B Credit Agreement have been amended under Section 11.1 of the Term B Credit Agreement as a result of that certain Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement executed to be effective as of August 12, 2009, by and among Borrower, Bank of America, each Revolver Lender and Term A Lender party thereto, and certain other parties.

E.           The parties hereto desire to further amend the provisions of Section 4.2 and Section 8.21 of the Term B Credit Agreement, each as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Term B Credit Agreement.  By execution of this Amendment, the parties hereto have agreed to amend the Term B Credit Agreement as follows:

(a)           Section 1.1 of the Term B Credit Agreement is hereby amended to delete the definitions of “Prime Rate” and replace such definition with the following:

“Prime Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the sum of (i) the Federal Funds Rate plus (ii) one half of one percent (0.50%), (b) the sum of (i) the Daily Floating Libor Rate plus (ii) one and three quarters percent (1.75%), and (c) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.”  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in the prime rate announced by Bank of America, the Federal Funds Rate, or the Daily Floating Libor Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

(b)           Section 1.1 of the Revolving Credit Agreement is hereby amended to add the following new definition thereto in the correct alphabetical order:

“Daily Floating LIBOR Rate” means, as of any date of determination, the per annum rate of interest equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as reasonably selected by Administrative Agent from time to time) at approximately 11:00 a.m. London time on the date of determination for Dollar deposits being delivered in the London interbank market for a term of one month commencing two (2) Business Days prior to that day.  If such rate is not available at such time for any reason, then the rate for that interest period will be determined by such alternate method as reasonably selected by Administrative Agent.

(c)           Section 4.2 of the Term B Credit Agreement is hereby deleted in its entirety and replaced with the following:

4.2           Other Fees.  Borrower shall pay to Administrative Agent, (a) for its account and the accounts of Arranger and Lenders, the fees in the amounts and at the times specified in the Fee Letter and (b) for any fiscal quarter in which Borrower has failed to demonstrate compliance with at least one (1) of the financial covenants set forth in Section 8.20(a), a fee, payable to the Lenders on the date that is the forty-fifth (45th) day after the last day of such fiscal quarter in an amount equal to the result of (i) fifty basis points (0.50%) times (ii) the outstanding principal amount of all Term Loans as of such date, for each such fiscal quarter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(d)           Clause (i) of Section 8.20(a) is hereby amended to add the following sentence at the end thereof:

provided, however, that for each fiscal quarter ended after September 30, 2011, Borrower shall not permit such ratio to be less than 1.25 to 1.0 thereafter;

(e)           Clause (ii) of Section 8.20(a) is hereby amended to delete the “or” at the end thereof and to add the following sentence at the end thereof:

provided, however, that for each fiscal quarter ended after September 30, 2011, Borrower shall not permit such ratio to be less than 1.25 to 1.0 thereafter; or

2.           Amendment of Term B Credit Agreement and Other Loan Documents.

(a)           All references in the Loan Documents to the Term B Credit Agreement shall henceforth include references to the Term B Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, increased, restated, and/or replaced.

(b)           Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3.           REQUEST FOR APPROVAL.  THIS IS A REQUEST FOR APPROVAL AS DESCRIBED IN SECTION 10.14 OF THE TERM B CREDIT AGREEMENT.  Pursuant to Section 10.14 of the Term B Credit Agreement, Administrative Agent recommends that the amendments set forth in Section 1 hereof be adopted by the Lenders.  Unless a Lender shall give written notice to Administrative Agent that it objects to such recommendation within fifteen (15) Business Days from the date hereof, such Lender shall be deemed to have approved of the amendments set forth in Section 1.

4.           Ratifications.  Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent or any Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations under the Term B Credit Agreement, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and liens.

5.           Representations.  Borrower represents and warrants to Administrative Agent and the Term B Lenders that as of the date of this Amendment: (a) this Amendment and each other document entered into by Borrower and each Guarantor in connection with this Amendment (collectively, the “Amendment Documents”), have been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower or any Guarantor; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by general principles of equity; (d) the execution, delivery, and performance of this Amendment by Borrower and each Guarantor do not require the consent of any other Person and do not and will not constitute a violation of any order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party thereto or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Loan Documents (as modified by this Amendment) are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Term B Credit Agreement; and (f) both before and after giving effect to this Amendment, no Default or Event of Default exists under the Term B Credit Agreement.

6.           Conditions.  The amendments contained in Section 1 above shall not be effective unless and until:

(a)           Administrative Agent shall have received this Amendment duly executed by Borrower, Administrative Agent, and, subject to the conditions of Section 3 above, the Majority Term B Lenders;

(b)           the representations and warranties in this Amendment are true and correct in all material respects on and as of the date hereof, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Term B Credit Agreement; and

(c)           both before and after giving effect to this Amendment, no Default or Event of Default exists under the Term B Credit Agreement.

7.           Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Term B Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.           Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under California law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.           Parties.  This Amendment binds and inures to each party hereto and their respective successors and permitted assigns.

10.           RELEASE.  BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS UNDER THE TERM B CREDIT AGREEMENT AND EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS UNDER THE TERM B CREDIT AGREEMENT AND EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR ANY LENDER.  BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH AGENT-RELATED PERSON, EACH ISSUING BANK, EACH LENDER AND ITS PREDECESSORS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, AGENTS, ATTORNEYS-IN-FACT, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF THE TERM B CREDIT AGREEMENT OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE TERM B CREDIT AGREEMENT OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

11.           Waiver of Section 1542 of the Civil Code of California.  Borrower and each Guarantor hereby expressly waive the provisions of Section 1542 of the Civil Code of California, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

12.           ENTIRETIES.  THE TERM B CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

0909001GD
Third Amendment of Term B A-Third Amendment of Term B Credit Agreement.doc

EXECUTED as of the day and year first mentioned.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Eyal Namordi
Eyal Namordi Senior Vice President

Signature Page to Third Amendment of Term B Credit Agreement

STANDARD PACIFIC CORP., a Delaware corporation

By:	/s/ John Stephens
John Stephens Senior Vice President & Chief Financial Officer

By:	/s/ Lloyd H. McKibbin
Lloyd H. McKibbin Senior Vice President and Treasurer

Signature Page to Third Amendment of Term B Credit Agreement

To induce the Administrative Agent and Lenders to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns.

GUARANTORS:

Barrington Estates, LLC, a Delaware limited liability company
Camarillo Village Park, LLC, a Delaware limited liability company
Foundry Lofts, LLC, a Delaware limited liability company
Hilltop Residential, Ltd., a Florida limited partnership
Lagoon Valley Residential, LLC, a California limited liability company
LB/L-Duc III Antioch 333, LLC, a Delaware limited liability company
Menifee Development, LLC, a California limited liability company
Parcel NLV 3.4, LLC, a Nevada limited liability company
Parcel NLV 4.1, LLC, a Nevada limited liability company
Parcel NLV 5.1, LLC, a Nevada limited liability company
Redwood Lofts, LLC, a California limited liability company
Standard Pacific Investment Corp., a Delaware corporation
Standard Pacific of Arizona, Inc., a Delaware corporation
Standard Pacific of Central Florida, a Florida general partnership
Standard Pacific of Colorado, Inc., a Delaware corporation
Standard Pacific of Jacksonville, a Florida general partnership
Standard Pacific of Las Vegas, Inc., a Delaware corporation
Standard Pacific of Orange County, Inc., a Delaware corporation
Standard Pacific of South Florida, a Florida general partnership
Standard Pacific of Southwest Florida, a Florida general partnership
Standard Pacific of Tampa, a Florida general partnership
Standard Pacific of Texas, Inc., a Delaware corporation
Standard Pacific of Tonner Hills, LLC, a Delaware limited liability company
Standard Pacific of the Carolinas, LLC, a Delaware limited liability company
Walnut Acquisition Partners, LLC, a California limited liability company

By:	/s/ John Stephens

John Stephens, in his capacity as Principal Financial and Accounting Officer and Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Principal Financial and Accounting Officer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

By:	/s/ Lloyd H. McKibbin

Lloyd H. McKibbin, in his capacity as Assistant Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Assistant Treasurer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

Signature Page to Third Amendment of Term B Credit Agreement

STANDARD PACIFIC OF COLORADO, INC., a Delaware corporation

By:	/s/ Kathleen R. Wade
Kathleen R. Wade
Vice President

Signature Page to Third Amendment of Term B Credit Agreement